Exhibit 24.1

POWER OF ATTORNEY

I hereby constitute and appoint Edward H. Bastian and James M. Whitehurst, and each of them separately, as my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the “Company”) in respect of the issuance of up to $325,000,000 aggregate principal amount of 2 7/8% Convertible Senior Notes due 2024 of the Company, and all amendments to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 16th day of April, 2004.

/s/ GERALD GRINSTEIN
Chief Executive Officer and Director
Delta Air Lines, Inc.

POWER OF ATTORNEY

I hereby constitute and appoint Gerald Grinstein, Edward H. Bastian and James M. Whitehurst, and each of them separately, as my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the “Company”) in respect of the issuance of up to $325,000,000 aggregate principal amount of 2 7/8% Convertible Senior Notes due 2024 of the Company, and all amendments to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 16th day of April, 2004.

/s/ EDWARD H. BUDD
Director
Delta Air Lines, Inc.

POWER OF ATTORNEY

I hereby constitute and appoint Gerald Grinstein, Edward H. Bastian and James M. Whitehurst, and each of them separately, as my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the “Company”) in respect of the issuance of up to $325,000,000 aggregate principal amount of 2 7/8% Convertible Senior Notes due 2024 of the Company, and all amendments to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 16th day of April, 2004.

/s/ GEORGE M. C. FISHER
Director
Delta Air Lines, Inc.

POWER OF ATTORNEY

I hereby constitute and appoint Gerald Grinstein, Edward H. Bastian and James M. Whitehurst, and each of them separately, as my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the “Company”) in respect of the issuance of up to $325,000,000 aggregate principal amount of 2 7/8% Convertible Senior Notes due 2024 of the Company, and all amendments to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 16th day of April, 2004.

/s/ DAVID R. GOODE
Director
Delta Air Lines, Inc.

POWER OF ATTORNEY

I hereby constitute and appoint Gerald Grinstein, Edward H. Bastian and James M. Whitehurst, and each of them separately, as my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the “Company”) in respect of the issuance of up to $325,000,000 aggregate principal amount of 2 7/8% Convertible Senior Notes due 2024 of the Company, and all amendments to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 16th day of April, 2004.

/s/ JOHN F. SMITH, JR.
Director
Delta Air Lines, Inc.

POWER OF ATTORNEY

I hereby constitute and appoint Gerald Grinstein, Edward H. Bastian and James M. Whitehurst, and each of them separately, as my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the “Company”) in respect of the issuance of up to $325,000,000 aggregate principal amount of 2 7/8% Convertible Senior Notes due 2024 of the Company, and all amendments to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 16th day of April, 2004.

/s/ JOAN E. SPERO
Director
Delta Air Lines, Inc.

POWER OF ATTORNEY

I hereby constitute and appoint Gerald Grinstein, Edward H. Bastian and James M. Whitehurst, and each of them separately, as my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the “Company”) in respect of the issuance of up to $325,000,000 aggregate principal amount of 2 7/8% Convertible Senior Notes due 2024 of the Company, and all amendments to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 16th day of April, 2004.

/s/ LARRY D. THOMPSON
Director
Delta Air Lines, Inc.